May 1, 2007

SUMMIT MUTUAL FUNDS, INC.

Summit Mutual Funds, Inc. is a mutual fund with twenty-one separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers ten Portfolios within the Summit Pinnacle Series. Their investment objectives are:

The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

The Natural Resources Portfolio seeks primarily to provide capital growth, consistent with appropriate risk levels, by investing primarily in a portfolio of various exchange traded funds (ETFs) and exchange traded notes (ETNs) representing different natural resources exposures.

The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index.

The Balanced Index Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

This prospectus contains information you should know before allocating your contract values to any of the Portfolios. It should be read in conjunction with the separate account's prospectus describing the variable insurance contract. We suggest that you read this Prospectus and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SMFI 514 10 PINNACLE 5-07 UC

TABLE OF CONTENTS

INTRODUCTION TO THE FUND

3

PORTFOLIO PROFILES

3

ZENITH PORTFOLIO

3

BOND PORTFOLIO

5

NATURAL RESOURCES PORTFOLIO

7

S&P 500 INDEX PORTFOLIO

10

S&P MIDCAP 400 INDEX PORTFOLIO

13

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

15

EAFE INTERNATIONAL INDEX PORTFOLIO

18

NASDAQ-100 INDEX PORTFOLIO

21

LEHMAN AGGREGATE INDEX PORTFOLIO

24

BALANCED INDEX PORTFOLIO

27

PORTFOLIO OPERATING EXPENSES

31

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

32

FOREIGN SECURITIES

32

FOREIGN CURRENCY TRANSACTIONS

33

HIGH YIELD BONDS

33

REPURCHASE AGREEMENTS

33

REVERSE REPURCHASE AGREEMENTS

33

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

34

OPTIONS ON SECURITIES INDEXES

35

COLLATERALIZED MORTGAGE OBLIGATIONS

36

LENDING PORTFOLIO SECURITIES

36

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

36

STRUCTURED NOTES

37

ACQUIRED FUNDS AND NOTES

37

MIXED AND SHARED FUNDING

38

OTHER INFORMATION

38

FUND MANAGEMENT

38

INVESTMENT ADVISER

38

ADVISORY FEE

39

SUBADVISER

40

OTHER MARKETING AND SERVICE ARRANGEMENTS

40

SHAREHOLDER INFORMATION

40

CAPITAL STOCK

40

PURCHASING AND REDEEMING SHARES

41

VALUATION OF PORTFOLIO SHARES

41

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION

42

TAXES

42

EXCESSIVE TRADING

42

S&P, FRANK RUSSELL, NASDAQ AND MSCI DISCLAIMERS

44

FINANCIAL HIGHLIGHTS

47

APPENDIX A:  RATINGS

57

CORPORATE BOND RATINGS

57

COMMERCIAL PAPER RATINGS

58

Pinnacle

SMFI-2

INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of ten of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

PORTFOLIO PROFILES

ZENITH PORTFOLIO

Investment Objective

The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies

A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

•

securities are out-of-favor,

•

price/earnings ratios are relatively low,

•

investment expectations are limited, and

•

there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their estimated profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk: The Zenith Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Financial Risk:  The Zenith Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

„

Investment Style Risk:  The Zenith Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market, as well as the risks that the market will not recognize a security's intrinsic value for a long period of time or that a security considered to be undervalued may actually be appropriately priced..

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and ten calendar years compare with those of the Russell 1000 Value Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ending 06/30/03) and the lowest return for a quarter was -22.68% (quarter ending 09/30/98).

Average Annual Total Returns for  Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Zenith Portfolio	23.12%	9.51%	8.32%
Russell 1000 Value Index	22.25%	10.86%	11.00%

BOND PORTFOLIO

Investment Objective

The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies

Under normal circumstances, the Bond Portfolio will invest at least 80% of the value of its assets in fixed income securities. Further, the Bond Portfolio normally will invest at least 75% of the value of its assets in:

•

publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized statistical rating service such as Standard & Poor's or Moody's,

•

oblications issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or

•

cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds). Up to 20% of the Bond Portfolio's total assets may be invested in:

•

convertible debt securities,

•

convertible preferred and preferred stocks, or

•

other securities.

The Bond Portfolio generally will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Interest Rate Risk:  Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio maintains an intermediate-term average maturity (5 to 15 years), the interest rate risk of the Portfolio is generally expected to be moderate.

„

Credit Risk:  Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, although certain individual securities held in the Portfolio may have substantial credit risk. The Portfolio may invest up to 25% of its assets in securities rated below investment grade or in unrated securities deemed to be of comparable quality. Securities rated below investment grade (or unrated securities of comparable quality) generally have substantially more credit risk than investment grade securities. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A:  Ratings - Corporate Bond Ratings). As of December 31, 2006, 15% of the debt securities held by the Bond Portfolio were below investment grade.

„

Income Risk:  Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is generally expected to be moderate to high.

„

Prepayment Risk:  Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally expected to be low to moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be low to moderate. Other factors, including interest rate risk and credit risk, can cause fluctuation in bond prices.

„

Derivatives Risk:  The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past ten calendar years. The table shows how the Portfolio's average annual returns for one, five and ten calendar years compare with those of the Lehman Brothers Aggregate Bond Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.02% (quarter ending 09/30/97) and the lowest return for a quarter was -2.89% (quarter ending 06/30/04).

Average Annual Total Returns for  Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Bond Portfolio	5.25%	5.11%	5.58%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

NATURAL RESOURCES PORTFOLIO

Investment Objective

The Natural Resources Portfolio seeks primarily to provide capital growth, consistent with appropriate risk levels, by investing primarily in a portfolio of various exchange traded funds (ETFs) and exchange traded notes (ETNs) representing different natural resources exposures.

Investment Strategies

Under normal circumstances, the Portfolio will invest substantially all of its assets in ETFs and ETNs, (the “Acquired Funds and Notes”). An ETF is a type of investment company whose investment objective typically is to match the returns of a particular market index. ETFs are traded on a securities exchange (such as the American Stock Exchange) at prices quoted by the exchange throughout its trading day. The Portfolio generally expects to invest in ETF shares that are traded on an exchange (as opposed to creation units that are formed by contributing a basket of securities comprising the related index to the ETF manager). Consequently the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance of the Portfolio.

An ETN is a debt security designed to provide investors access to the returns of various market benchmarks by linking the return of the security to the performance of a particular Index.

The Portfolio expects to invest in five to ten Acquired Funds and Notes that track the indices below:

Natural Resources Index or Commodity

•

Deutsche Bank Liquid Commodity Index

•

Dow Jones – AIG Commodity Index

•

Morgan Stanley REIT Index

•

Morgan Stanley U.S. Investable Materials Index

•

Goldman Sachs Natural Resources Sector Index

The Portfolio selects Acquired Funds and Notes that track investments in securities of natural resources companies and associated businesses, including utilities (such as gas and water). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, but is not limited to, commodities and industries such as integrated oil, oil and gas exploration, metal production. forest products, paper products, chemicals, building materials, coal, real estate and alternative energy sources.

In its selection of investments, the Portfolio seeks Acquired Funds and Notes whose underlying exposures appear to have the potential for above-average long term performance based on supply and demand of a resources and the state of the market. These may include Acquired Funds and Notes whose underlying exposures are expected to show above-average growth over the long term as well as those exposures that appear to be undervalued.

The Portfolio may sell or reduce an Acquired Fund or Note when, in the Advisor’s opinion, there is a change in the macroeconomic outlook, technical deterioration of an underlying exposure, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere.

The Portfolio will treat each ETF as an investment company and each ETN as a security of the issuer for purposes of determining diversification requirements of Section 5 of the Investment Company Act of 1940. Based on the planned investments in the portfolio, the Portfolio will be a non-diversified fund.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks

The Portfolio’s risk will fluctuate depending on the Adviser’s allocation of portfolio assets to various Acquired Funds and Notes and the resulting relative exposure to various natural resources.

The Portfolio's primary risks include:

„

Acquired Funds and Notes Risk:  Because the Portfolio invests primarily in ETFs and ETNs, the value of your investment will fluctuate in response to the performance of these Acquired Funds and Notes. In addition, investing through the Portfolio in Acquired Funds and Notes involves additional expenses that would not arise if you invested directly in the Acquired Funds and Notes that the Portfolio owns. By investing indirectly in ETFs and ETNs through the Portfolio, you will bear not only your proportionate share of the Portfolio's expenses (including operating costs, investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the Acquired Funds, including any commissions. Additionally, the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance.

„

Market Risk:  The Portfolio's total return, like those of the underlying securities, natural resources and commodities prices generally, will fluctuate within a wide range in response to market trends, so a share of the Portfolio could drop in value over short or even long periods. Natural resource and commodity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio will generally be composed of an allocation of Acquired Funds and Notes that invest in various securities, including: common stocks, fixed income securities, structured notes, futures contracts based on commodities, among others, and commodities. As with any mutual fund, loss of money is a risk of investing in the Portfolio.

„

Nondiversification Risk:  Under securities laws, the Portfolio is considered a "nondiversified investment company."  The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters (other regulated investment companies, including most ETFs, government securities and certain other investments are excluded from these limitations). Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

„

Natural Resources Risk:  Natural Resources have historical low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural, trade, fiscal, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, pestilence, technological developments, and changes in interest rates.

„

Correlation Risk:  Because the Portfolio has expenses, and the Acquired Funds and Notes also have expenses, the Portfolio may be unable to replicate precisely the performance of the underlying indices represented by the basket of Acquired Funds and Notes. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the underlying Indices’ results.

„

Derivatives Risk:  The Portfolio may invest in commodities futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exaggerate gains or losses. The Portfolio will invest in derivatives solely to gain exposure to various markets. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the Acquired Funds and Notes and the underlying companies composing them whose securities make up the Acquired Funds and Notes’ benchmark indices, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of an index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of an index. In addition, because each of the Acquired Funds and Notes seeks to track the performance of its benchmark index, each Acquired Fund or Note will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to its temporary defensive investment authority.

„

Foreign Investment Risk:  Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete picture of a foreign company.

Generally, foreign exchanges are smaller and less liquid than U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large effect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

„

Temporary Defensive Risk:  The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

Bar Chart and Performance Table

Since this is a new Portfolio, there is no bar chart or performance table.

S&P 500 INDEX PORTFOLIO

Investment Objective

The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies

The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 Index is not feasible. The S&P 500 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P 500 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts® ("SPDRs®") or other investment companies.. SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk:  The S&P 500 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Investment Style Risk:  Stocks of large companies, such as many of the companies represented in the S&P 500 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

„

Correlation Risk:  Because the S&P 500 Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years. The table shows how the Portfolio's average annual returns for one year, five years and ten years compare with those of the S&P 500 Index. Absent fee waivers and reimbursement of Portfolio expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.24% (quarter ending 12/31/98) and the lowest return for a quarter was -17.37% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
S&P 500 Index Portfolio	15.36%	5.70%	7.98%
S&P 500 Index	15.79%	6.19%	8.42%

Pinnacle

SMFI-3

S&P MIDCAP 400 INDEX PORTFOLIO

Investment Objective

The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies

The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest in Standard & Poor's MidCap Depositary Receipts® ("MidCap SPDRs®"). MidCap SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk:  The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks may fluctuate more in value than larger-cap stocks and funds that invest in them.

„

Investment Style Risk:  Stocks of medium sized (MidCap) companies, such as many of the companies represented in the S&P MidCap 400 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

„

Correlation Risk:  Because the S&P MidCap 400 Index Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P MidCap 400 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.78% (quarter ending 12/31/01) and the lowest return for a quarter was -16.74% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception*
S&P MidCap 400 Index Portfolio	9.72%	10.21%	9.95%
S&P MidCap 400 Index	10.32%	10.89%	10.77%

*May 3, 1999

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Investment Objective

The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

Investment Strategies

The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest in Russell 2000 iShares®. Russell 2000 iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

The Portfolio may invest in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. In addition, for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk:  The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks may fluctuate more in value than large-cap and mid-cap stocks and funds that invest in them.

„

Investment Style Risk:  Stocks of small capitalization companies, such as many of the companies represented in the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

„

Correlation Risk:  Because the Russell 2000 Small Cap Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Russell 2000 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.53% (quarter ending 06/30/03) and the lowest return for a quarter was -21.65% (quarter ending 09/30/02).

Pinnacle

SMFI-4

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception*
Russell 2000 Small Cap Index Portfolio	17.60%	10.69%	8.21%
Russell 2000 Small Cap Index	18.37%	11.39%	8.58%

*April 27, 2000

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective

The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index ("EAFE Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies

The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index’s value than a company whose securities have a low market capitalization.

The EAFE International Index Portfolio may invest in EAFE iShares®. EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the EAFE Index.

The Portfolio will typically not hold all of the companies in the EAFE Index. The Portfolio will typically choose to hold the stocks that make up the largest portion of the Index’s value in approximately the same proportion as the Index. When choosing the smaller stocks, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index, without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs.

At such time as the Adviser believes the Portfolio has achieved sufficient size, the Adviser may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index. Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the EAFE Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest in futures contracts and options that provide exposure to the stocks in the Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Valuation Risk:  The EAFE International Index Portfolio invests most of its assets in stocks that principally trade in foreign securities markets, many of which close prior to the time as of which the Portfolio determines its net asset value per share. Because the market value of these stocks occasionally may be materially affected by events that occur after the principal securities markets in which they trade have closed, but before the Portfolio prices its shares, the Board of Directors has adopted procedures to determine the fair market value of the Portfolio's investments in this type of situation. While these procedures are intended to prevent the Portfolio from determining its net asset value per share on the basis of market quotations that may be stale, and to discourage investors from trying to take inappropriate advantage of significant changes in the market values of the Portfolio's investments after the close of foreign markets, use of fair value pricing necessarily entails a certain amount of subjective judgment. Accordingly, the fair valuations of the Portfolio's investments may be different than the prices at which the Portfolio could actually sell the investments.

„

Market Risk:   The EAFE International Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Tracking Error Risk:  The Portfolio may not track the performance of the Index for the various reasons, including, but not limited to the following:

•

The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not.

•

The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.

•

The timing and magnitude of cash inflows and outflows from investors' purchases and redemptions may create balances of uninvested cash.

•

Occasionally, foreign securities in the portfolio are fair valued whereas the Index values securities at the local market closing price.

•

The Portfolio converts foreign currencies to U.S. Dollar values as of the close of the NYSE, and the Index converts the value of foreign currencies as of the close of the London exchange.

„

Foreign Investment Risk:  Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete picture of a foreign company.

Generally, foreign exchanges are smaller and less liquid than U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large effect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards.

„

Currency Risk:  The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of the Portfolio's holdings and its shares.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the EAFE International Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the EAFE International Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.95% (quarter ending 06/30/03) and the lowest return for a quarter was -8.92% (quarter ending 03/31/03).

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	Since Inception*
EAFE International Index Portfolio	25.56%	20.97%
EAFE International Index	26.34%	23.58%

*November 12, 2002

NASDAQ-100 INDEX PORTFOLIO

Investment Objective

The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies

The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest in Nasdaq-100 Shares®. Nasdaq-100 Shares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100 Index. Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk:  The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Investment Style Risk:  Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

„

Concentration Risk:  The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g., Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

„

Correlation Risk:  Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Nondiversification Risk:  Under securities laws, the Portfolio is considered a "nondiversified investment company."  The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters. Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Nasdaq-100 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.74% (quarter ending 12/31/01) and the lowest return for a quarter was -36.22% (quarter ending 09/30/01).

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception*
Nasdaq-100 Index Portfolio	6.67%	2.02%	-10.05%
Nasdaq-100 Index	7.28%	2.49%	-10.31%

*April 27, 2000

LEHMAN AGGREGATE BOND INDEX PORTFOLIO

Investment Objective

The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").

The Lehman Brothers Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies

The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

•

Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

•

Publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's; or

•

Cash and cash equivalents.

The Portfolio may invest in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Brothers Index.

The Lehman Brothers Aggregate Bond Index Portfolio may invest in Lehman Brothers iShares®. Lehman Brothers iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that comprise the Lehman Brothers Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Brothers Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman Brothers Index.  The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Brothers Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a high level of correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Brothers Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Interest Rate Risk:  Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

„

Credit Risk:  Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio generally is expected to be very high. Therefore, the credit risk of the Portfolio is generally expected to be low.

„

Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

„

Prepayment Risk:  Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is generally expected to be moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be moderate.

„

Correlation Risk:  Because the Portfolio has expenses, and the Lehman Brothers Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Derivatives Risk:  The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

„

Indexing Risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority .

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Lehman Aggregate Bond Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 3.35% (quarter ending 09/30/06) and the lowest return for a quarter was -2.51% (quarter ending 06/30/04).

Average Annual Total Returns for  Periods Ended December 31, 2006

	1 Year	Since Inception*
Lehman Bond Index Portfolio	3.64%	2.78%
Lehman Brothers Aggregate Bond Index	4.33%	3.67%

*April 1, 2003

BALANCED INDEX PORTFOLIO

Investment Objective

The Balanced Index Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").

Investment Strategies

The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities or other liquid assets as collateral), and Standard & Poor's Depositary Receipts® ("SPDRs®") designed to track the S&P 500 Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Index. The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Portfolio's assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 Index is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest in SPDRs® and Lehman Brothers iShares®. SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index. Lehman Brothers iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the securities that comprise the Lehman Brothers Index.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Brothers Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to perform similarly to the Lehman Brothers Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index or the securities represented in the Lehman Brothers Index.

The Portfolio may invest in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Stock Market Risk: The Portfolio's common stock portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Interest Rate Risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have a moderate to high level of interest rate risk. The value of the Portfolio's stock portfolio also may be affected by changes of interest rates.

„

Credit Risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is generally expected to be high. Therefore, the credit risk of the Portfolio generally is generally expected to be low. The average quality of the Lehman Brothers Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service, Inc. ("Moody's") (See Appendix A:  Ratings - Corporate Bond Ratings). Other factors, including interest rate risk and prepayment risk cause fluctuation in bond prices.

„

Income Risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

„

Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is generally expected to be moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be moderate.

„

Correlation Risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Index do not, the Portfolio may be unable to replicate precisely the performance of the Indexes. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Indexes.

„

Derivatives Risk: The. Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Balanced Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P 500 Index and the Lehman Brothers Index. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 9.95% (quarter ending 06/30/03) and the lowest return for a quarter was -8.98% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception*
Balanced Index Portfolio	11.02%	5.15%	3.25%
S&P 500 Index	15.79%	6.19%	2.22%
Lehman Brothers Aggregate Bond Index**	4.33%	5.06%	5.78%
Balanced Index**	11.12%	5.98%	4.05%

*

May 3, 1999

**

The Lehman Aggregate Bond Index and the Balanced Index (a computed index comprising 60% S&P 500 Index and 40% Lehman Aggregate Bond Index) are presented along with the S&P 500 Index to provide complete comparative information that match the Portfolio’s objectives.

Pinnacle

SMFI-5

PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included.

EXPENSES (as a percentage of average net assets)

			Acquired	Total Annual
	Management	Other	Fund Fees	Fund Operating
	Fees	Expenses	& Expenses	Expenses*
Zenith Portfolio	.64%	.24%	.01%	.89%
Bond Portfolio**	.47%	.28%	NA	.75%
Natural Resources Portfolio***	.55%	.20%	.33%	1.08%
S&P 500 Index Portfolio****	.25%	.18%	NA	.43%
S&P MidCap 400 Index Portfolio	.30%	.22%	.01%	.53%
Russell 2000 Small Cap Index Portfolio	.35%	.30%	.02%	.67%
EAFE International Index Portfolio *****	.56%	.69%	.01%	1.26%
Nasdaq-100 Index Portfolio	.35%	.30%	NA	.65%
Lehman Aggregate Bond Index Portfolio	.30%	.29%	.01%	.60%
Balanced Index Portfolio	.30%	.30%	NA	.60%

*

Total Operating Expenses, exclusive of Acquired Fund fees and expenses, in excess of .75% for the Natural Resources Portfolio and the Russell 2000 Small Cap Portfolio, in excess of 65% for the Nasdaq-100 Index Portfolio, and in excess of 60% for S&P 500 Index, S&P MidCap 400 Index, Lehman Aggregate Bond Index and Balanced Index Portfolios are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.

**

The Adviser has agreed to contractually limit its administrative service fee for the Bond Portfolio to the extent that such fee causes the total expense ratio of the Portfolio to exceed .75%.

***

Since this is a new portfolio, other expenses and Acquired Fund Fees and Expenses are estimates.

****

The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the S&P 500 Index Portfolio, to the extent necessary, to limit all expenses to .39% of the average daily net assets of the Portfolio until December 31, 2007.

*****

Total Operating Expenses in excess of 1.25% for the EAFE International Index Portfolio are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement. Also, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .95% of the average daily net assets of the Portfolio until December 31, 2007

Note:

Total Annual Fund Operating Expenses reported above may not correlate to amounts reported in the Financial Highlights section because the Financial Highlights ratios do not include Acquired Fund fees and expenses.

EXAMPLE

Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.†  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Zenith Portfolio	$91	$285	$495	$1,100
Bond Portfolio	$77	$241	$418	$933
Natural Resources Portfolio*	$110	$344	NA	NA
S&P 500 Index Portfolio	$44	$138	$241	$543
S&P MidCap 400 Index Portfolio	$54	$170	$297	$666
Russell 2000 Small Cap Index Portfolio	$69	$215	$374	$837
EAFE International Index Portfolio	$129	$402	$695	$1,530
Nasdaq-100 Index Portfolio	$67	$209	$363	$812
Lehman Aggregate Bond Index Portfolio	$62	$193	$336	$752
Balanced Index Portfolio	$62	$193	$336	$752

†

The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

*

Since this is a new Portfolio, example amounts are provided for one and three year periods only.

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. This table does not include any contract or variable account charges. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES

Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies.

Foreign securities investments are limited to 25% of net assets for the Zenith, Bond, and Balanced Index Portfolios. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Zenith, Bond and Balanced Index Portfolios; for other countries, the applicable limit is 5% for each Portfolio. "Major countries" currently include:  The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio are limited to investing in those foreign securities included in the respective Indexes.

The Natural Resources Portfolio may allocate a portion of its assets in underlying funds whose strategies include investing in foreign securities.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

•

political or economic instability in the foreign country;

•

diplomatic developments that could adversely affect the value of the foreign security;

•

foreign government taxes;

•

costs incurred by a Portfolio in converting among various currencies;

•

fluctuation in currency exchange rates;

•

the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;

•

in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;

•

less publicly available information about foreign issuers than domestic issuers;

•

foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;

•

securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;

•

there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS

The EAFE International Index Portfolio, Zenith Portfolio and Bond Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS

The Bond Portfolio may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

•

greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

•

greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

•

limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. Each of the Portfolios may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS

The Natural Resources Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Natural Resources Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The Natural Resources Portfolio may write and purchase covered put and call options on securities in which it (or the underlying funds in which it invests) may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 20% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 10% of the value of the Portfolio's total assets.

The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES

The Natural Resources, S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may purchase or sell options on the respective Indices named in their investment strategies, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolios other than the Natural Resources, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES

Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.)  The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

STRUCTURED NOTES

The Natural Resources Portfolio may invest a portion of its assets directly in structured notes. Structured notes are a derivative investment whose value depends on, or is derived from, the value of an underlying asset. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid, and subject to a Portfolio's investment limitation on illiquid investments. Some secondary markets may exist for certain structured notes. A structured note carries the credit rating of its issuer and a Portfolio will only invest in structured notes issued by issuers with investment grade ratings. The Portfolio is currently authorized to invest up to 10% of its total assets directly in structured notes.

ACQUIRED FUNDS AND NOTES

Acquired Funds and Notes track a securities or natural resources index or a basket of securities or commodities. In addition to a Portfolio's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds and Notes. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds and Notes.

The performance of each Portfolio that invests in shares of an Acquired Fund and Notes is directly related to the ability of that fund to meet its respective investment objective, as well as the Adviser’s allocation among the Acquired Funds and Notes. Accordingly, each Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Acquired Funds and Notes in direct proportion to the amount of assets each Portfolio allocates to the Acquired Funds and Notes utilizing such strategies.

Each Acquired Fund and Note has a stated investment objective and is subject to various investment policies and restrictions. The Acquired Funds and Notes file financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, its website does not form a part of the Portfolios’ Prospectus or the SAI).

Pinnacle

SMFI-6

MIXED AND SHARED FUNDING

The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION

In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-877-546-FUND, or by writing the Fund at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISER

The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984.

Each Portfolio Manager, Assistant Portfolio Manager, Team Leader and Team Member (provides analysis and trading as part of the team) who is primarily responsible for the day-to-day management of the Portfolios is identified below with a description of their role, title, length of service and business experience. The Statement of Additional Information provides additional information about their compensation, other accounts managed, and ownership of Fund shares.

Portfolio	Manager	Role
Zenith	James McGlynn, CFA Yvonne Bishop, CFA	Portfolio Manager Assistant Portfolio Manager
Bond	Gary R. Rodmaker, CFA Michael J, Schultz D. Scott Keller, CFA	Portfolio Manager Portfolio Manager Assistant Portfolio Manager
Natural Resources	Steven R. Sutermeister D. Scott Keller, CFA James McGlynn, CFA Gary R. Rodmaker, CFA Michael J. Schultz	Team Leader Team Member Team Member Team Member Team Member
S&P 500 Index S&P MidCap 400 Index Russell 2000 Small Cap Index Nasdaq-100 Index Balanced Index Lehman Aggregate Bond Index	Gary R. Rodmaker, CFA Nick J. Kotsonis Kevin P. Aug, CFA	Team Leader Team Member Team Member
EAFE International Index	Sub-advised by World Asset Management, Inc.	Subadviser

Mr. Sutermeister is the President of the Adviser. He has been affiliated with the Adviser since 1990. He has 16 years of investment management experience.

Mr. Rodmaker is Managing Director – Investment Management of the Adviser and a Portfolio Manager for Investment Grade and High Yield Corporate Bond and Index accounts. He has been affiliated with the Adviser since 1989 and has 19 years of investment management experience.

Mr. McGlynn is Managing Director – Equities of the Adviser and joined Summit in 1999. He has 27 years of experience in the investment industry.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser since 1992. He has 24 years of investment management experience.

Ms. Bishop is an Assistant Portfolio Manager for all Adviser equity accounts and joined Summit in 2000. She has 17 years of experience in the investment industry.

Mr. Keller is an Assistant Portfolio Manager for all Adviser Investment Grade Corporate Bond accounts. He joined Summit in 2000 and has seven years of experience in the investment industry.

Mr. Kotsonis is a Fixed Income and Index Analyst and joined Summit in 2003 after graduating from Miami University.

Mr. Aug joined Summit in 2003 as an Investment Analyst for High Yield and Index accounts. He has five years of investment management experience.

ADVISORY FEE

During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio

Advisory Fee

Zenith Portfolio

.64% of the average daily net assets.

Bond Portfolio

.47% of the average daily net assets.

S&P 500 Index Portfolio

.25% of the average daily net assets.

S&P MidCap 400 Portfolio

.30% of the average daily net assets.

Russell 2000 Small Cap Index Portfolio

.35% of the average daily net assets.

EAFE International Index Portfolio

.56% of the average daily net assets.

Nasdaq-100 Index Portfolio

.35% of the average daily net assets.

Lehman Aggregate Bond Index Portfolio

.30% of the average daily net assets.

Balanced Index Portfolio

.30% of the average daily net assets.

A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2006.

SUBADVISER

World Asset Management, Inc. a wholly-owned subsidiary of Comerica, Inc., 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009, is the investment subadviser to the EAFE International Index Portfolio.

The Subadviser provides, subject to the Adviser’s direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Portfolio’s average daily net assets. The fee is paid by the Adviser, not the Portfolio.

Theodore D. Miller of World Asset Management is primarily responsible for the day-to-day management of the EAFE International Index Portfolio. Mr. Miller is Director, International Investment, and has been with World Asset Management since 1995. Prior to that he was employed by Interaccios Global, Inc., Kidder Peabody & Co., Salomon Brothers and McDonald and Co. in various investment management positions.

OTHER MARKETING AND SERVICE ARRANGEMENTS

The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as “revenue sharing,” do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolios.

SHAREHOLDER INFORMATION

CAPITAL STOCK

Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. They will also vote Fund shares allocated to registered separate accounts, for which no timely instructions are received, in proportion to the instructions that they do receive. As a result, a small number of contract owners could determine the outcome of a vote. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts.

PURCHASING AND REDEEMING SHARES

Shares of each Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolios.

VALUATION OF PORTFOLIO SHARES

Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

•

when the New York Stock Exchange is closed.

Portfolio shares are valued by:

•

adding the values of all securities and other assets of the Portfolio,

•

subtracting liabilities and expenses, and

•

dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds’ valuation procedures, with the goal of accurately reflecting the current value of each Portfolio’s portfolio holdings in the Portfolio's net asset value per share. There can be no assurance that the Portfolios could obtain the fair value assigned to a security if they  were to sell the security at approximately the time at which the Portfolios determine their net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

Valuing securities traded on foreign exchanges is complicated by the fact that such trading generally is substantially completed each day at various times prior to the close of the NYSE, and the values of these securities used in computing the NAV of each Fund's shares generally are determined at such local closing times. Foreign currency exchange rates are determined at the close of the NYSE. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board. These procedures provide for using FT Interactive Data’s (IDC) Fair Value Information Service. When Fund management determines that a significant event has occurred requiring the consideration of fair valuation procedures on affected foreign securities, the Fund Accountant will adjust each security’s local market closing price using IDC’s “Evaluated Adjustment Factor” whenever their model indicates within the statistical confidence factor stated in the Funds’ policy that the adjusted value is more indicative of fair value than the local closing price.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income are declared quarterly for the Bond, Lehman Aggregate Bond Index and Balanced Index Portfolios and annually for other Portfolios. Any capital gains are distributed annually. Dividends and capital gains distributions will be reinvested automatically in additional shares.

TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. See the Statement of Additional Information for further information about tax matters.

EXCESSIVE TRADING

The Portfolios are not intended for frequent or excessive trading or market timing. Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolios may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio’s shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, a Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur. Even if the Portfolios are able to avoid additional expenses related to the impact of excessive trading of its shares, excessive trading or market timing activities in the Acquired Funds may increase expenses.

The Portfolio is not designed to accommodate excessive trading and the Fund’s Board of Directors has adopted policies to discourage excessive trading of the Portfolios' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolios. The Portfolios define "excessive trading" as exceeding one purchase and sale involving the Portfolios within any 120-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio only once during any 120-day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolios. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolios and their agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

•

the number of transfers made in a defined period;

•

the dollar amount of the transfer;

•

the total assets of the Portfolio involved in the transfer;

•

the investment objectives of the particular portfolios involved in the transfers; and/or

•

whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund’s excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

S&P, FRANK RUSSELL, NASDAQ AND MSCI DISCLAIMERS

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

THE EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Pinnacle

SMFI-7

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Zenith Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 91.78	$ 91.30	$ 80.76	$ 59.67	$ 82.75

Investment Activities:
Net investment income / (loss)	1.42	1.35	1.47	1.17	1.11
Net realized and unrealized gains / (losses)	18.02	4.57	10.33	20.01	(18.92)
Total from Investment Activities	19.44	5.92	11.80	21.18	(17.81)

Distributions:
Net investment income	(1.42)	(1.43)	(1.26)	(0.09)	(1.39)
Return of capital	--	--	--	--	(3.88)
Net realized gains	(8.68)	(4.01)	--	--	--
Total Distributions	(10.10)	(5.44)	(1.26)	(0.09)	(5.27)

Net asset value, end of period	$101.12	$ 91.78	$ 91.30	$ 80.76	$ 59.67
Total return	23.12%	6.92%	14.77%	35.56%	-23.10%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net	0.88%	0.89%	0.91%	0.93%	0.93%
Ratio of net investment income / (loss) to average net assets	1.57%	1.49%	1.74%	1.68%	1.52%
Portfolio turnover rate	61.14%	57.30%	68.59%	71.70%	56.53%
Net assets, end of period (000's)	$62,428	$52,795	$51,864	$47,104	$38,218

Pinnacle

SMFI-8

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Bond Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 47.07	$ 48.26	$ 48.41	$ 47.93	$ 48.15

Investment Activities:
Net investment income / (loss)	2.52	2.42	1.67	3.25	2.70
Net realized and unrealized gains / (losses)	(0.13)	(1.42)	0.36	0.56	(0.04)
Total from Investment Activities	2.39	1.00	2.03	3.81	2.66

Distributions:
Net investment income	(2.39)	(2.19)	(2.18)	(3.33)	(2.88)
Total Distributions	(2.39)	(2.19)	(2.18)	(3.33)	(2.88)

Net asset value, end of period	$ 47.07	$ 47.07	$ 48.26	$ 48.41	$ 47.93
Total return	5.25%	2.14%	4.29%	8.21%	5.73%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(1)	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of expenses to average net assets - gross	0.81%	0.83%	0.82%	0.81%	0.85%
Ratio of net investment income / (loss) to average net assets	5.23%	5.10%	4.05%	6.72%	5.86%
Portfolio turnover rate	79.22%	32.96%	66.03%	109.52%	54.27%
Net assets, end of period (000's)	$28,349	$30,783	$36,300	$37,197	$35,415

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Pinnacle

SMFI-9

FINANCIAL HIGHLIGHTS

(Continued)

Natural Resources Portfolio

Period Ended December 31,
2006 (1)
Net asset value, beginning of period	$50.00

INVESTMENT ACTIVITIES:
Net investment income / (loss)	---
Net realized and unrealized gains / (losses)	(0.02)
Total from Investment Activities	(0.02)

DISTRIBUTIONS:
Net investment income	---
Net realized gains	---
Total Distributions	---

Net asset value, end of period	$49.98
Total return	-0.04%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)	0.75% (3)
Ratio of expenses to average net assets - gross	133.46% (3)
Ratio of net investment income / (loss) to average net assets	(0.75%) (3)
Portfolio turnover rate	0.00%
Net assets, end of period (000's)	$250

(1) Portfolio commenced operations on December 28, 2006.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

Pinnacle

SMFI-10

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	S&P 500 Index Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 82.85	$ 80.48	$ 73.21	$ 57.82	$ 75.15

Investment Activities:
Net investment income / (loss)	1.40	1.17	1.16(2)	0.81	0.69
Net realized and unrealized gains / (losses)	11.19	2.39	6.41	15.17	(17.53)
Total from Investment Activities	12.59	3.56	7.57	15.98	(16.84)

Distributions:
Net investment income	(1.25)	(1.19)	(0.30)	(0.59)	(0.38)
Net realized gains	---	---	---	---	(0.11)
Total Distributions	(1.25)	(1.19)	(0.30)	(0.59)	(0.49)

Net asset value, end of period	$ 94.19	$ 82.85	$ 80.48	$ 73.21	$ 57.82
Total return	15.36%	4.52%	10.37%	27.98%	-22.55%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(1)	0.39%	0.39%	0.40%	0.52%	0.57%
Ratio of expenses to average net assets - gross	0.43%	0.49%	0.51%	0.54%	0.61%
Ratio of net investment income / (loss) to average net assets	1.56%	1.49%	1.69%	1.25%	1.04%
Portfolio turnover rate	3.42%	5.73%	1.59%	0.84%	10.51%
Net assets, end of period (000's)	$309,019	$290,666	$279,875	$79,766	$64,338

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-11

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	S&P MidCap 400 Index Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$66.08	$60.76	$ 52.62	$ 39.29	$ 46.70

Investment Activities:
Net investment income / (loss)	0.67	0.52	0.35(2)	0.29	0.22
Net realized and unrealized gains / (losses)	5.64	6.50	7.93	13.28	(7.25)
Total from Investment Activities	6.31	7.02	8.28	13.57	(7.03)

Distributions:
Net investment income	(0.59)	(0.33)	(0.14)	(0.24)	(0.23)
Net realized gains	(2.57)	(1.37)	---	---	(0.15)
Total Distributions	(3.16)	(1.70)	(0.14)	(0.24)	(0.38)

Net asset value, end of period	$ 69.23	$ 66.08	$ 60.76	$ 52.62	$ 39.29
Total return	9.72%	11.94%	15.76%	34.74%	-15.15%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net (1)	0.52%	0.54%	0.56%	0.60%	0.60%
Ratio of expenses to average net assets - gross	0.52%	0.54%	0.56%	0.67%	0.81%
Ratio of net investment income / (loss) to average net assets	1.15%	0.91%	0.68%	0.58%	0.53%
Portfolio turnover rate	14.35%	19.07%	15.08%	8.54%	27.73%
Net assets, end of period (000's)	$144,136	$127,372	$99,775	$39,944	$23,180

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-12

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Russell 2000 Small Cap Index Portfolio Class I Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$65.46	$ 63.92	$ 54.40	$ 37.52	$ 48.10

Investment Activities:
Net investment income / (loss)	0.46	0.41	0.31(2)	0.22	0.29
Net realized and unrealized gains / (losses)	10.88	2.07	9.32	16.95	(10.31)
Total from Investment Activities	11.34	2.48	9.63	17.17	(10.02)

Distributions:
Net investment income	(0.44)	(0.31)	(0.11)	(0.29)	(0.09)
Net realized gains	(2.17)	(0.63)	---	---	(0.47)
Total Distributions	(2.61)	(0.94)	(0.11)	(0.29)	(0.56)
Net asset value, end of period	$ 74.19	$ 65.46	$ 63.92	$ 54.40	$ 37.52
Total return	17.60%	4.01%	17.72%	46.19%	-21.05%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(1)	0.65%	0.69%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets - gross	0.65%	0.69%	0.76%	1.12%	1.33%
Ratio of net investment income / (loss) to average net assets	0.84%	0.70%	0.60%	0.57%	0.65%
Portfolio turnover rate	24.45%	25.20%	27.27%	23.87%	30.78%
Net assets, end of period (000's)	$95,694	$75,815	$68,770	$25,794	$13,863

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(2)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-13

FINANCIAL HIGHLIGHTS

(Continued)

	EAFE International Index Portfolio

	Year Ended December 31,				Period from November 12, 2002 (1) to December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 81.98	$ 74.34	$ 64.41	$ 49.59	$ 50.00

Investment Activities:
Net investment income / (loss)	1.46	1.59	1.00(4)	1.34	0.19
Net realized and unrealized gains / (losses)	18.83	7.59	10.42	14.49	(0.60)
Total from Investment Activities	20.29	9.18	11.42	15.83	(0.41)

Distributions:
Net investment income	(1.63)	(0.72)	(0.69)	(0.19)	---
Net realized gains	(1.98)	(0.82)	(0.80)	(0.82)	---
Total Distributions	(3.61)	(1.54)	(1.49)	(1.01)	---

Net asset value, end of period	$98.66	$ 81.98	$ 74.34	$ 64.41	$ 49.59
Total return	25.56%	12.57%	18.02%	32.79%	-0.82%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net (2)	0.95%	0.95%	0.95%	0.65%	0.65%(3)
Ratio of expenses to average net assets - gross	1.29%	1.50%	1.69%	2.46%	1.99%(3)
Ratio of net investment income / (loss) to average net assets	1.66%	1.75%	1.70%	2.14%	2.24%(3)
Portfolio turnover rate	44.33%	76.61%	55.49%	75.27%	449.05%(3)
Net assets, end of period (000's)	$58,754	$44,084	$50,938	$16,565	$22,234

(1)Commencement of operations.
(2)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)Annualized.
(4)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-14

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Nasdaq-100 Index Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 22.97	$ 22.81	$ 20.72	$ 13.94	$ 22.30

Investment Activities:
Net investment income / (loss)	0.02	0.02	0.12	(0.04)	(0.07)
Net realized and unrealized gains / (losses)	1.51	0.26	1.97	6.82	(8.29)
Total from Investment Activities	1.53	0.28	2.09	6.78	(8.36)

Distributions:
Net investment income	(0.03)	(0.12)	---	---	---
Total Distributions	(0.03)	(0.12)	---	---	---

Net asset value, end of period	$ 24.47	$ 22.97	$ 22.81	$ 20.72	$ 13.94
Total return	6.67%	1.30%	10.09%	48.64%	-37.49%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(1)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets - gross	0.76%	0.76%	0.79%	0.91%	1.11%
Ratio of net investment income / (loss) to average net assets	0.05%	0.09%	0.61%	-0.31%	-0.43%
Portfolio turnover rate	8.23%	13.86%	4.19%	3.97%	11.79%
Net assets, end of period (000's)	$26,108	$26,330	$27,607	$23,350	$ 9,583

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Pinnacle

SMFI-15

FINANCIAL HIGHLIGHTS

(Continued)

	Lehman Aggregate Bond Index Portfolio

	Year Ended December 31,			Period from April 1, 2003 (1) to December 31,
	2006	2005	2004	2003
Net asset value, beginning of period	$ 49.06	$ 50.13	$ 49.78	$50.00

Investment Activities:
Net investment income / (loss)	1.97	1.83	1.71(4)	1.32
Net realized and unrealized gains / (losses)	(0.24)	(1.06)	0.03	(0.49)
Total from Investment Activities	1.73	0.77	1.74	0.83

Distributions:
Net investment income	(1.94)	(1.84)	(1.39)	(1.05)
Total Distributions	(1.94)	(1.84)	(1.39)	(1.05)

Net asset value, end of period	$ 48.85	$ 49.06	$ 50.13	$49.78
Total return	3.64%	1.57%	3.55%	1.70%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net (2)	0.59%	0.60%	0.60%	0.60%(3)
Ratio of expenses to average net assets - gross	0.59%	0.63%	0.71%	1.10%(3)
Ratio of net investment income / (loss) to average net assets	3.96%	3.54%	3.26%	2.83%(3)
Portfolio turnover rate	27.93%	15.93%	43.24%	31.94%(3)
Net assets, end of period (000's)	$39,160	$37,657	$32,786	$10,296

(1)Commencement of operations.
(2)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)Annualized.
(4)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-16

FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Balanced Index Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 45.74	$ 45.55	$ 43.05	$ 37.50	$ 43.85

Investment Activities:
Net investment income / (loss)	1.16	1.07	0.95(2)	0.95	1.13
Net realized and unrealized gains / (losses)	3.80	0.28	2.27	5.57	(6.01)
Total from Investment Activities	4.96	1.35	3.22	6.52	(4.88)

Distributions:
Net investment income	(1.12)	(1.16)	(0.72)	(0.97)	(1.47)
Total Distributions	(1.12)	(1.16)	(0.72)	(0.97)	(1.47)

Net asset value, end of period	$ 49.58	$ 45.74	$ 45.55	$ 43.05	$ 37.50
Total return	11.02%	3.04%	7.59%	17.70%	-11.27%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(1)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets - gross	0.69%	0.70%	0.71%	1.01%	1.10%
Ratio of net investment income / (loss) to average net assets	2.36%	2.25%	2.23%	2.31%	2.78%
Portfolio turnover rate	21.19%	3.85%	21.20%	25.45%	15.34%
Net assets, end of period (000's)	$28,784	$29,316	$33,356	$11,667	$10,638

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2)Per share amounts are based on average shares outstanding.

Pinnacle

SMFI-17

APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

•

management;

•

economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;

•

competition and customer acceptance of products;

•

liquidity;

•

amount and quality of long-term debt;

•

ten-year earnings trends;

•

financial strength of a parent company and the relationships which exist with the issuer; and

•

recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Ratings Group

Commercial paper rated A by Standard & Poor's Ratings Group has the following characteristics:

•

Liquidity ratios are better than the industry average.

•

Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.

•

The issuer has access to at least two additional channels of borrowing.

•

Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

•

Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

Pinnacle

SMFI-18

A Statement of Additional Information dated May 1, 2007, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-877-546-FUND, or by writing the Fund at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund’s Statement of Additional Information or the Fund’s annual and semi-annual reports available on the Fund’s website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000

Pinnacle

SMFI-19